UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2015

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 16, 2015, WPX Energy, Inc. (the “Company”) announced that it had priced its registered offerings of 30,000,000 shares of its common stock and 7,000,000 shares of its 6.25% series A mandatory convertible preferred stock. In connection with the offerings, the Company disclosed in the Prospectus Supplements certain information with respect to RKI Exploration & Production, LLC and the Company’s rationale for the acquisition. Such information is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.

99.1	Certain information with respect to RKI Exploration & Production, LLC.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes and references forward-looking statements, including but not limited to those regarding the proposed transaction between the Company and RKI Exploration & Production, LLC (“RKI”) (the “Transaction”) and the transactions related thereto, the future performance of their businesses, the synergies of the Company and RKI, and similar things. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. Forward-looking statements may use the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would,” “forecast” and similar terms and phrases to identify forward-looking statements, and include the assumptions that underlie such statements. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, there can be no assurance that the results implied or expressed in such forward-looking statements or information or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the results implied or expressed in such forward-looking statements or information. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Transaction, including approval by RKI’s members; the possibility of litigation (including related to the Transaction itself); the Company’s ability to successfully integrate RKI’s operations, technology and employees and realize the expected benefits of the Transaction, on the expected timeline or at all; unknown, underestimated or undisclosed commitments or liabilities; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, and natural gas and oil prices generally; state and federal environmental, economic, health and safety, energy and other policies and regulations, including those related to climate change and any changes therein, and any legal or regulatory investigations, delays or other factors beyond the control of the Company or RKI; and other risks described in the Company’s SEC filings. The forward-looking statements in this Current Report on Form 8-K speak only as of June 16, 2015. Under no circumstances should the inclusion of the forward-looking statements or information be regarded as a representation, undertaking, warranty or prediction by the Company or any other person with respect to the accuracy thereof or the accuracy of the underlying assumptions, or that the Company will achieve or is likely to achieve any particular results.

The forward-looking statements or information are made as of June 16, 2015 and the Company disclaims any intent or obligation to update publicly or to revise any of the forward-looking statements or information, whether as a result of new information, future events or otherwise. Recipients are cautioned that forward-looking statements or information are not guarantees of future performance and, accordingly, recipients are expressly cautioned not to put undue reliance on forward-looking statements or information due to the inherent uncertainty therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX ENERGY, INC.

By:	Stephen E. Brilz
Stephen E. Brilz
Vice President and Secretary

DATED: July 21, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain information with respect to RKI Exploration & Production, LLC.